UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2021

TS Innovation Acquisitions Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rockefeller Center

45 Rockefeller Plaza

New York, New York 10111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 715-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one Warrant	TSIAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	TSIA	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	TSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously announced, on January 24, 2021, TS Innovation Acquisitions Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Latch, Inc. (now known as Latch Systems, Inc.), a Delaware corporation (“Latch”), and Lionet Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Latch, with Latch surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”). On June 3, 2021, the Company held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”) in connection with the Business Combination. At the Special Meeting, stockholders of the Company were asked to consider and vote on the proposals identified in the definitive proxy statement/prospectus that it filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2021 (the “Definitive Proxy”).

As of the close of business on May 11, 2021 (the “TSIA Record Date”), 37,500,000 shares of common stock of TSIA, par value $0.0001 per share (“TSIA common stock”), were issued and outstanding and entitled to vote at the Special Meeting. 26,271,342 shares of TSIA common stock were represented in person or by proxy at the Special Meeting, and, therefore, a quorum was present.

Proposals 1, 2, 3, 4, 5 and 6 below were approved and, although sufficient votes were received to approve Proposal 7, an adjournment of the Special Meeting was not necessary due to the approval of Proposals 1, 2, 3, 4, 5 and 6. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

Proposal 1: To consider and vote upon a proposal to approve the Merger Agreement (the “Business Combination Proposal”). The Business Combination Proposal was approved by the following vote.

For	Against	Abstentions
25,722,887	547,815	640

Proposal 2: To consider and vote upon a proposal to adopt the Second Amended and Restated Certificate of Incorporation (the “Proposed Charter”) (the “Charter Approval Proposal”). The Charter Approval Proposal was approved by the following vote:

For	Against	Abstentions
25,573,921	695,673	1,748

Proposal 3: To consider and act upon, on a non-binding advisory basis, a separate proposal with respect to certain governance provisions in the Proposed Charter in accordance with SEC requirements (the “Governance Proposal”).

The Governance Proposal 3A. To increase the number of shares of common stock the Company is authorized to issue to 1,000,000,000 shares and preferred stock the Company is authorized to issue to 100,000,000 shares. The Governance Proposal 3A was approved by the following vote:

For	Against	Abstentions
17,330,403	8,906,727	34,212

The Governance Proposal 3B. To require the vote of at least two-thirds (66 and 2/3%) of the voting power of the outstanding shares of capital stock of the Company, voting together as a single class, to amend, alter, repeal or rescind certain provisions of the Proposed Charter. The Governance Proposal 3B was approved by the following vote:

For	Against	Abstentions
19,198,259	7,054,913	18,170

The Governance Proposal 3C. To require the vote of at least two-thirds (66 and 2/3%) of the voting power of the outstanding shares of capital stock of the Company to adopt, amend, alter, repeal or rescind the bylaws of the Company following the consummation of the Business Combination. The Governance Proposal 3C was approved by the following vote:

For	Against	Abstentions
19,201,527	7,051,253	18,562

The Governance Proposal 3D. To require the vote of at least two-thirds (66 and 2/3%) of the voting power of the outstanding shares of capital stock to remove a director with cause. The Governance Proposal 3D was approved by the following vote:

For	Against	Abstentions
14,411,508	11,842,222	17,612

The Governance Proposal 3E. To divide board of directors (the “Board”) into three classes with only one class of directors being elected in each year and each class serving a three-year term. The Governance Proposal 3E was approved by the following vote:

For	Against	Abstentions
13,799,942	12,452,429	18,971

The Governance Proposal 3F. To remove various provisions related to the Company’s status as special purpose acquisition company that will no longer be relevant. The Governance Proposal 3F was approved by the following vote:

For	Against	Abstentions
25,709,978	554,776	6,588

Proposal 4: To consider and vote upon a proposal to elect seven directors to serve on the Board until the 2022 annual meeting of stockholders, in the case of Class I directors, the 2023 annual meeting of stockholders, in the case of Class II directors, and the 2024 annual meeting of stockholders, in the case of Class III directors, and, in each case, until their respective successors are duly elected and qualified (the “Director Election Proposal”). The voting results for the Director Election Proposal were as follows:

Raju Rishi (Class I)	For	Withheld
	26,249,347	21,995

J. Allen Smith (Class I)	For	Withheld
	26,249,929	21,413

Tricia Han (Class II)	For	Withheld
	26,249,531	21,811

Andrew Sugrue (Class II)	For	Withheld
	23,382,793	2,888,549

Luke Schoenfelder (Class III)	For	Withheld
	26,249,391	21,951

Peter Campbell (Class III)	For	Withheld
	26,249,105	22,237

Robert J. Speyer (Class III)	For	Withheld
	26,248,820	22,522

Proposal 5: To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”): (i) the issuance of shares of TSIA Class A common stock to Latch stockholders pursuant to the Merger Agreement; (ii) the issuance of shares of TSIA Class A common stock pursuant to the Subscription Agreements; and (iii) the issuance of shares of TSIA Class A common stock pursuant to the conversion of TSIA’s Class B common stock, par value $0.0001 per share (the “Nasdaq Proposal”). The Nasdaq Proposal was approved by the following vote:

For	Against	Abstentions
25,708,705	545,515	17,122

Proposal 6: To consider and vote upon a proposal to approve and adopt the Latch, Inc. 2021 Incentive Award Plan (the “Incentive Award Plan Proposal”). The Incentive Award Plan Proposal was approved by the following vote:

For	Against	Abstentions
19,091,759	7,139,352	40,231

Proposal 7: To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Approval Proposal, the Director Election Proposal, the Nasdaq Proposal or the Incentive Award Plan Proposal (the “Adjournment Proposal”). The Adjournment Proposal was approved by the following vote:

For	Against	Abstentions
25,463,543	789,889	17,910

Item 8.01.	Other Events.

In connection with the Business Combination, holders of 5,916 shares of the Company’s Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $59,161.91.

On June 3, 2021, Latch and the Company issued a press release announcing the stockholder approval of the Business Combination.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release issued by Latch and the Company on June 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TS INNOVATION ACQUISITIONS CORP.

	By:	/s/ Paul A. Galiano
Date: June 3, 2021	Name:	Paul A. Galiano
	Title:	Chief Operating Officer, Chief Financial Officer and Director